UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 3, 2014
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Delphi Automotive PLC

(Exact name of registrant as specified in its charter)

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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Pursuant to the previously announced offering of $700,000,000 aggregate principal amount of 4.15% Senior Notes due 2024 (the “Notes”) to be issued by Delphi Corporation (the “Issuer”), a 100% owned subsidiary of Delphi Automotive PLC (the “Company”), the Issuer, the Company and other Guarantors (as defined below) entered into a Second Supplemental Indenture, dated as of March 3, 2014 (the “Supplemental Indenture”) to the Indenture dated as of February 14, 2013 (as previously amended, supplemented or otherwise modified from time to time, the “Base Indenture” and together with the Supplemental Indenture, the “Indenture”) with Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as registrar, paying agent and authenticating agent, providing for the issuance of the Notes. The Notes will be fully and unconditionally guaranteed on a senior unsecured basis (the “Guarantees” and, together with the Notes, the “Securities”) by the Company and certain of the Issuer’s other parent companies (collectively, the “Guarantors”).

The Notes will bear interest at a fixed rate of 4.15% per annum, and interest will be payable on March 15 and September 15 of each year, beginning September 15, 2014, until the maturity date of March 15, 2024. The Issuer may redeem the Notes at such times and at the redemption prices as provided for in the Indenture. The Indenture also contains certain covenants as set forth in the Indenture and requires the Issuer to offer to repurchase the Notes upon certain change of control events.

The Base Indenture and the Supplemental Indenture (including the form of Notes) are filed or incorporated by reference as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

The above-mentioned offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-185558) filed by the Issuer and the Guarantors. The Underwriting Agreement, dated as of February 24, 2014, by and among the Issuer, the Guarantors and the underwriters named therein, is filed as Exhibit 1.1 to this Current Report on Form 8-K.  Opinions of counsel for the Issuer and the Guarantors are filed as Exhibits 5.1, 5.2 and 5.3 to this Current Report on Form 8-K, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of February 24, 2014, by and among Delphi Corporation, the guarantors named therein and the underwriters named therein.

4.1
Senior Notes Indenture, dated as of February 14, 2013, among Delphi Corporation, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent (incorporated by reference to the Current Report on Form 8-K filed on February 14, 2013).

4.2
Second Supplemental Indenture, dated as of March 3, 2014, among Delphi Corporation, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent.

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the Securities.

5.2	Opinion of Carey Olsen with respect to certain matters of Jersey law.

5.3	Opinion of CMS Cameron McKenna LLP with respect to certain matters of English law.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Carey Olsen (included in Exhibit 5.2).

23.3	Consent of CMS Cameron McKenna LLP (included in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 3, 2014	DELPHI AUTOMOTIVE PLC

		By:	/s/ David M. Sherbin
David M. Sherbin Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated as of February 24, 2014, by and among Delphi Corporation, the guarantors named therein and the underwriters named therein.

4.1
Senior Notes Indenture, dated as of February 14, 2013, among Delphi Corporation, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent (incorporated by reference to the Current Report on Form 8-K filed on February 14, 2013).

4.2
Second Supplemental Indenture, dated as of March 3, 2014, among Delphi Corporation, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent.

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the Securities.

5.2	Opinion of Carey Olsen with respect to certain matters of Jersey law.

5.3	Opinion of CMS Cameron McKenna LLP with respect to certain matters of English law.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Carey Olsen (included in Exhibit 5.2).

23.3	Consent of CMS Cameron McKenna LLP (included in Exhibit 5.3).